Exhibit 99.3

Iron Horse Acquisitions Corp. Announces Successful Closing of Business Combination With Parent of Zhong Guo Liang Tou Group Limited (D/B/A China Food Investment)

09/30/2025

TOLUCA LAKE, Calif. & HONG KONG--(BUSINESS WIRE) -- Iron Horse Acquisitions Corp. (“Iron Horse”) (NASDAQ: “IROH”), a Delaware corporation formed as a special purpose acquisition company, today announced the completion of their previously announced business combination (the “Business Combination”) with Rosey Sea Holdings Limited, a British Virgin Islands company (“Rosey Sea”), and the parent company of Zhong Guo Liang Tou Group Limited, d/b/a China Food Investment, a British Virgin Islands company (collectively, “CFI”). The combined company will operate under the name CN Healthy Food Tech Group Corp. and begin trading on Nasdaq under the ticker symbol “UCFI” and “UCFIW” on October 1, 2025. The Business Combination was approved at a special meeting of Iron Horse shareholders on June 20, 2025.

The Business Combination marks a major milestone for CFI. “We are pleased to announce the successful completion of our merger, marking a significant step forward in bringing value for our shareholders,” said representatives of CFI. “We’re so thrilled for the future and showcasing our strengths to the world.”

Iron Horse was similarly ecstatic as it now looks to launch more SPACs. “Today is an incredible blessing. This deal is a testament to God who stood by us every step of the way. The amount of work and sleepless nights that go into arriving at a moment like this can feel daunting and insurmountable, but the Lord shepherded us through each and every moment. I want to thank the entire Iron Horse family who stood by us and worked together endlessly to bring this transaction to market and enhance value for all our shareholders. To God be the glory,” said Jose A. Bengochea, CEO of Iron Horse.

About Iron Horse Acquisitions Corp.

Iron Horse Acquisitions Corp. (NASDAQ: “IROH”) is a diverse-led blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

About Zhong Guo Liang Tou Group Limited

Zhong Guo Liang Tou Group Limited (“CFI”) is an enterprise that integrates research and development, production, and sales of food biotech and healthy products. The products advocate the consumption concept of green and healthy and aims to become the leading online-offline health foods sales group in Asia and internationally.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to CFI, including statements regarding CFI’s business plans and growth strategies, market opportunities, customer pipeline and financial prospects. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the expected benefits of the Business Combination are not obtained; (iii) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (iv) the risk that the Business Combination disrupts current plans and operations of CFI as a result of the consummation of the Business Combination; (v) failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (vi) costs related to the Business Combination; (vii) changes in applicable law or regulations; (viii) the outcome of any legal proceedings that may be instituted against CFI; (ix) the effects of competition on CFI’s future business; (x) the ability of the combined company to issue equity or equity-linked securities or obtain debt financing; (xi) the enforceability of CFI’s intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others; and (xii) those factors discussed under the heading “Risk Factors” in the definitive proxy statement/prospectus filed by CFI and other documents filed, or to be filed, by CFI. with the SEC. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. CFI does not undertake any duty to update these forward-looking statements.

William J. Caragol
bill@ironhorseacquisition.com